Supplement dated December 12, 2014
to the Classes A, B, C, J, and P Shares Prospectus
for Principal Funds, Inc.
dated March 1, 2014

(as supplemented on March 7, 2014, March 14, 2014, April 28, 2014, June 16, 2014, July 15, 2014,
August 18, 2014, October 1, 2014, and November 12, 2014)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

BOND & MORTGAGE SECURITIES FUND
CALIFORNIA MUNICIPAL FUND
DIVERSIFIED INTERNATIONAL FUND
EQUITY INCOME FUND
GOVERNMENT & HIGH QUALITY BOND FUND
HIGH YIELD FUND
INCOME FUND
INTERNATIONAL EMERGING MARKETS FUND
LARGECAP GROWTH FUND
LARGECAP VALUE FUND
MIDCAP FUND
MONEY MARKET FUND
PRINCIPAL CAPITAL APPRECIATION FUND
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
PRINCIPAL LIFETIME 2020 FUND
PRINCIPAL LIFETIME 2030 FUND
PRINCIPAL LIFETIME 2040 FUND
PRINCIPAL LIFETIME 2050 FUND
REAL ESTATE SECURITIES FUND
SMALLCAP BLEND FUND
SAM BALANCED PORTFOLIO
SAM CONSERVATIVE BALANCED PORTFOLIO
SAM CONSERVATIVE GROWTH PORTFOLIO
SAM FLEXIBLE INCOME PORTFOLIO
SAM STRATEGIC GROWTH PORTFOLIO
TAX-EXEMPT BOND FUND

At the close of business on February 23, 2015 (the “Conversion Date”), all existing Class B shares will automatically convert to Class A shares without the imposition of the applicable Class A sales load or the Class B contingent deferred sales charge (“CDSC”). At any time prior to the Conversion Date, Class B shareholders may redeem their shares subject to the applicable CDSC. On the Conversion Date, all references to Class B shares will be deleted from the Prospectus. After the Conversion Date, any purchases of Class A shares will be subject to the applicable Class A sales charges.

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